14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  Permitted  by
        Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[X]  Definitive  Additional Materials
[ ]  Solicitation  Material  Pursuant to Rule 14a-11(c) or rule 14a-12

                           Hemispherx Biopharma, Inc.
             ____________________________________________________
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         Title  of each  class  of  securities  to  which  transaction  applies:
         Aggregate number of securities to which transaction applies: Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         Proposed maximum aggregate value of transaction:
                                                        --------------------
         (5)      Total fee paid:
                                  -------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:
                                                             -----------------
         (3)      Filing Party:

         (4)      Date Filed:

Instructions on how to vote your shares:

United States residents:
For those of you who have not received your proxy statement/card by mail, you may have elected to receive your proxy electronically from your custodian bank. The original mailing was sent on August 5, 2008, with a follow up letter and duplicate proxy resent on or about September 24, 2008.

Please check your e mail and spam folder on or about these dates to locate your proxy card.

Non-United States residents:
You must contact the bank directly where your shares are held for safekeeping and request to vote your shares, with the exception of Keytrade Bank. If you bank with Keytrade, you must do the following in order to vote your shares:

Keytrade Bank Customers Only:
Please contact Mr. Condotta at Keytrade Bank via telephone or e-mail:
 +32 2 679 9119
paolo.condotta@keytradebank.com

You must request a certificate of ownership stating your name and the number of shares owned. Please send a copy of the certificate accompanied by a signed and dated proxy card as soon as possible to MacKenzie Partners Inc. via fax or e-mail:
FAX:  +1 212 929 0308
proxy@mackenziepartners.com

If you have any questions, please call:
MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at
(212) 929-5500

or

Dianne Will, Investor Relations for Hemispherx Biopharma, at (518) 398-6222 or ir@hemispherx.net / dwill@willstar.net . Collect calls will be accepted.

Thank you in advance for voting promptly.

The record date remains July 21, 2008.
Sincerely,
Board of Directors
Hemispherx Biopharma, Inc.

PROXY

                           HEMISPHERX BIOPHARMA, INC.
                  THE ADJOURNED ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 17, 2008

           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William A. Carter and Ransom W. Etheridge and each of them, with full power of substitution, as proxies to represent the undersigned at the Adjourned Annual Meeting of Stockholders to be held at the Crown Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania 19103, on Friday, October 17, 2008, at 10:00 a.m. local time and at any further adjournment thereof, and to vote all of the shares of common stock of Hemispherx Biopharma, Inc. the undersigned would be entitled to vote if personally present, upon the matters described on the reverse side.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

       (Continued, and to be marked, dated and signed, on the other side)


                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1,2 AND 3.

1.       Proposal No.1-Election of Directors.

     Nominees: William A. Carter, Richard C. Piani, Tom Equels,
               William M. Mitchell and  Iraj-Eqhbal Kiani.

[ ]For all nominees
  (except as marked to the contrary below)

[ ]Authority Withheld as
   to all Nominees

(instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name)

William A. Carter   Richard C. Piani        Tom Equels
William M. Mitchell      Iraj-Eqhbal Kiani

2. Proposal No. 2-Ratification of the selection of McGladrey & Pullen, LLP, as independent registered public accounting firm of Hemispherx Biopharma, Inc. for the year ending December 31, 2008.
    []  For                   [] Against         [] Abstain

3. Proposal No. 3 - To approve the issuance of our common stock to comply with AMEX company guide section 713.
    []  For                   [] Against         [] Abstain

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE  SHARES  REPRESENTED  BY THIS  PROXY  WILL BE VOTED AS  DIRECTED.  THE BOARD
RECOMMENDS A VOTE "FOR" ALL DIRECTORS AND "FOR" ITEMS NOS. 2 AND 3. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF WILLIAM A. CARTER, RICHARD C. PIANI, TOM EQUELS, WILLIAM A. MITCHELL AND
IRAJ-EQHBAL KIANI AS DIRECTORS, FOR PROPOSALS NO.S 2 AND 3 AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ADJOURNED ANNUAL MEETING.

                                                       COMPANY ID:

                                                       PROXY NUMBER:

                                                       ACCOUNT NUMBER

Signature                    Signature                  Date            , 2008
          ------------------            --------------       ----------

  Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.